Exhibit 99.1

NEWS RELEASE
FOR IMMEDIATE RELEASE:	FOR MORE INFORMATION, CONTACT:
October 22, 2019	David D. Brown
(276) 326-9000

First Community Bankshares, Inc. Announces Third Quarter Results

and Quarterly Dividend

Bluefield, Virginia – First Community Bankshares, Inc. (NASDAQ: FCBC) (www.firstcommunitybank.com) (the “Company”) today reported its unaudited results of operations and other financial information for the quarter ended September 30, 2019. The Company reported net income of $9.16 million, or $0.58 per diluted common share, for the quarter ended September 30, 2019, which was an increase of $0.03, or 5.45%, over the same quarter of 2018.

The Company also announced today that the Board of Directors declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share, an increase of four cents ($0.04), or 19.05%, over last year’s fourth quarter dividend. The quarterly dividend is payable to common shareholders of record on November 1, 2019, and is expected to be paid on or about November 15, 2019. The current year marks the 34th consecutive year of regular cash dividends paid to shareholders.

Third Quarter 2019 Highlights

●	General
o	On September 11, 2019, the Company announced the pending acquisition of Highlands Bankshares, Inc., headquartered in Abingdon, Virginia, with total assets of approximately $612 million. Upon completion of the transaction, the Company is expected to have total consolidated assets in excess of $2.8 billion.
o	The Company declared a quarterly cash dividend to common shareholders of twenty-five cents ($0.25) per common share, an increase of four cents ($0.04) over last year.
o	The Company incurred $592 thousand in merger expenses related to the Highlands Bankshares, Inc. acquisition for the third quarter.
o	The Company received $900 thousand from litigation settlements during the third quarter. Year to date, the Company has received $4.60 million.

●	Income Statement
o	Diluted earnings per share increased $0.03 to $0.58 compared to the same quarter of 2018, an increase of 5.45%.
o	Compared to the same quarter last year, return on average assets for the quarter increased 0.10% to 1.65% and return on average equity for the quarter increased 0.21% to 10.80%.
o	Net interest margin increased 24 basis points to 4.56% compared to the same quarter of 2018.

●	Balance Sheet
o	Book value per common share increased $0.86 to $21.65, and tangible book value per common share increased $0.74 to a record $15.43, compared to December 31, 2018.
o	The Company repurchased 60,500 common shares for $2.00 million during the quarter. Year to date, the Company has repurchased 487,400 common shares for $16.36 million.
o	The Company and its subsidiary bank both significantly exceed regulatory “well capitalized” targets as of September 30, 2019.

Non-GAAP Financial Measures

In addition to financial statements prepared in accordance with U.S. generally accepted accounting principles (“GAAP”), the Company uses certain non-GAAP financial measures that provide useful information for financial and operational decision making, evaluating trends, and comparing financial results to other financial institutions. The non-GAAP financial measures presented in this news release include “tangible book value per common share,” “return on average tangible common equity,” “adjusted earnings,” “adjusted diluted earnings per share,” “adjusted return on average assets,” “adjusted return on average common equity,” “adjusted return on average tangible common equity,” and certain financial measures presented on a fully taxable equivalent (“FTE”) basis. FTE basis is calculated using the federal statutory income tax rate of 21%.  While the Company believes certain non-GAAP financial measures enhance the understanding of its business and performance, they are supplemental and not a substitute for, or more important than, financial measures prepared in accordance with GAAP and may not be comparable to those reported by other financial institutions.

About First Community Bankshares, Inc.

First Community Bankshares, Inc., a financial holding company headquartered in Bluefield, Virginia, provides banking products and services through its wholly owned subsidiary First Community Bank. First Community Bank operated 44 branch banking locations in Virginia, West Virginia, North Carolina, and Tennessee as of September 30, 2019. First Community Bank offers wealth management and investment advice through its Trust Division and First Community Wealth Management, which collectively managed and administered $1.08 billion in combined assets as of September 30, 2019. The Company reported consolidated assets of $2.21 billion as of September 30, 2019. The Company’s common stock is listed on the NASDAQ Global Select Market under the trading symbol, “FCBC”. Additional investor information is available on the Company’s website at www.firstcommunitybank.com.

This news release may include forward-looking statements. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: changes in business or other market conditions; the timely development, production and acceptance of new products and services; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company’s Securities and Exchange Commission reports including, but not limited to, the Annual Report on Form 10-K for the most recent fiscal year end. Pursuant to the Private Securities Litigation Reform Act of 1995, the Company does not undertake to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made.

CONDENSED CONSOLIDATED STATEMENTS OF INCOME (Unaudited)

	Three Months Ended					Nine Months Ended
(Amounts in thousands, except share	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
and per share data)	2019	2019	2019	2018	2018	2019	2018
Interest income
Interest and fees on loans	$22,068	$22,721	$22,179	$23,938	$22,556	$66,968	$67,733
Interest on securities	857	895	1,094	1,249	1,372	2,846	3,837
Interest on deposits in banks	680	766	338	194	358	1,784	1,343
Total interest income	23,605	24,382	23,611	25,381	24,286	71,598	72,913
Interest expense
Interest on deposits	1,383	1,392	1,305	1,297	1,269	4,080	3,847
Interest on borrowings	1	1	120	205	692	122	2,100
Total interest expense	1,384	1,393	1,425	1,502	1,961	4,202	5,947
Net interest income	22,221	22,989	22,186	23,879	22,325	67,396	66,966
Provision for loan losses	675	1,585	1,220	908	495	3,480	1,485
Net interest income after provision	21,546	21,404	20,966	22,971	21,830	63,916	65,481
Noninterest income	7,634	8,649	8,080	6,297	6,519	24,363	20,146
Noninterest expense	17,444	16,651	16,785	17,366	18,131	50,880	52,407
Income before income taxes	11,736	13,402	12,261	11,902	10,218	37,399	33,220
Income tax expense	2,580	2,951	2,630	2,596	1,118	8,161	6,186
Net income	$9,156	$10,451	$9,631	$9,306	$9,100	$29,238	$27,034

Earnings per common share
Basic	$0.59	$0.67	$0.61	$0.57	$0.55	$1.86	$1.62
Diluted	0.58	0.66	0.60	0.57	0.55	1.85	1.61
Cash dividends per common share
Regular	0.25	0.25	0.21	0.21	0.21	0.71	1.05
Weighted average shares outstanding
Basic	15,603,992	15,712,204	15,839,424	16,201,148	16,512,823	15,717,678	16,717,704
Diluted	15,664,587	15,775,320	15,920,950	16,280,404	16,612,416	15,785,484	16,810,425
Performance ratios
Return on average assets	1.65%	1.89%	1.75%	1.63%	1.55%	1.76%	1.53%
Return on average common equity	10.80%	12.57%	11.77%	11.01%	10.59%	11.70%	10.52%
Return on average tangible common equity(1)	15.19%	17.57%	16.66%	15.58%	15.06%	16.52%	14.93%

(1)	A non-GAAP financial measure defined as net income divided by average stockholders' equity less average goodwill and other intangible assets

RECONCILIATION OF GAAP NET INCOME TO NON-GAAP ADJUSTED EARNINGS (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands, except per	2019	2019	2019	2018	2018	2019	2018
share data)
Net income	$9,156	$10,451	$9,631	$9,306	$9,100	$29,238	$27,034
Non-GAAP adjustments:
Net loss on sale of securities	-	43	-	-	618	43	618
Loss on extinguishment of debt	-	-	-	-	1,096	-	1,096
Goodwill impairment	-	-	-	-	1,492	-	1,492
Deferred tax asset revaluation	-	-	-	-	(1,669)	-	(1,669)
Merger, acquisition, and divestiture expense	592	-	-	-	-	592	-
Other items(1)	(900)	(2,025)	(1,675)	254	-	(4,600)	167
Total adjustments	(308)	(1,982)	(1,675)	254	1,537	(3,965)	1,704
Tax effect	(134)	(550)	(328)	61	411	(1,012)	483
Adjusted earnings, non-GAAP	$8,982	$9,019	$8,284	$9,499	$10,226	$26,285	$28,255

Adjusted diluted earnings per common share, non-GAAP	$0.57	$0.57	$0.52	$0.58	$0.62	$1.67	$1.68
Performance ratios, non-GAAP
Adjusted return on average assets	1.62%	1.63%	1.51%	1.67%	1.74%	1.59%	1.60%
Adjusted return on average common equity	10.59%	10.84%	10.12%	11.23%	11.90%	10.52%	11.00%
Adjusted return on average tangible common equity(2)	14.90%	15.16%	14.33%	15.90%	16.93%	14.85%	15.61%

(1)	Includes other non-recurring income and expense items
(2)	A non-GAAP financial measure defined as adjusted earnings divided by average stockholders' equity less average goodwill and other intangible assets

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Three Months Ended September 30,
	2019			2018
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,706,936	$22,106	5.14%	$1,792,284	$22,594	5.00%
Securities available for sale	118,450	1,015	3.40%	188,975	1,455	3.06%
Securities held to maturity	-	-	-	25,064	104	1.65%
Interest-bearing deposits	122,891	680	2.20%	66,137	358	2.15%
Total earning assets	1,948,277	23,801	4.85%	2,072,460	24,511	4.69%
Other assets	250,142			253,199
Total assets	$2,198,419			$2,325,659

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$450,650	$78	0.07%	$459,759	$39	0.03%
Savings deposits	500,600	222	0.18%	502,255	85	0.06%
Time deposits	413,012	1,083	1.04%	463,885	1,145	0.98%
Total interest-bearing deposits	1,364,262	1,383	0.40%	1,425,899	1,269	0.35%
Borrowings
Retail repurchase agreements	2,107	1	0.17%	3,455	1	0.12%
Wholesale repurchase agreements	-	-	-	25,000	203	3.22%
FHLB advances and other borrowings	-	-	-	47,826	488	4.06%
Total borrowings	2,107	1	0.17%	76,281	692	3.60%
Total interest-bearing liabilities	1,366,369	1,384	0.40%	1,502,180	1,961	0.52%
Noninterest-bearing demand deposits	466,253			454,126
Other liabilities	29,449			28,430
Total liabilities	1,862,071			1,984,736
Stockholders' equity	336,348			340,923
Total liabilities and stockholders' equity	$2,198,419			$2,325,659
Net interest income, FTE(1)		$22,417			$22,550
Net interest rate spread			4.44%			4.17%
Net interest margin, FTE(1)			4.56%			4.32%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $566 thousand and $1.05 million for the three months ended September 30, 2019 and 2018, respectively.

AVERAGE BALANCE SHEETS AND NET INTEREST INCOME ANALYSIS (Unaudited)

	Nine Months Ended September 30,
	2019			2018
	Average		Average Yield/	Average		Average Yield/
(Amounts in thousands)	Balance	Interest(1)	Rate(1)	Balance	Interest(1)	Rate(1)
Assets
Earning assets
Loans(2)(3)	$1,730,940	$67,114	5.18%	$1,797,689	$67,842	5.05%
Securities available for sale	130,029	3,314	3.41%	181,630	4,091	3.01%
Securities held to maturity	4,071	45	1.48%	25,098	314	1.67%
Interest-bearing deposits	101,364	1,784	2.34%	97,623	1,343	1.84%
Total earning assets	1,966,404	72,257	4.91%	2,102,040	73,590	4.68%
Other assets	248,801			252,797
Total assets	$2,215,205			$2,354,837

Liabilities and stockholders' equity
Interest-bearing deposits
Demand deposits	$450,653	$192	0.06%	$469,081	$206	0.06%
Savings deposits	502,241	589	0.16%	512,897	250	0.07%
Time deposits	426,885	3,299	1.03%	478,265	3,391	0.95%
Total interest-bearing deposits	1,379,779	4,080	0.40%	1,460,243	3,847	0.35%
Borrowings
Retail repurchase agreements	2,792	3	0.13%	3,836	3	0.10%
Wholesale repurchase agreements	5,037	119	3.17%	25,000	603	3.22%
FHLB advances and other borrowings	-	-	-	49,267	1,494	4.05%
Total borrowings	7,829	122	2.08%	78,103	2,100	3.59%
Total interest-bearing liabilities	1,387,608	4,202	0.40%	1,538,346	5,947	0.52%
Noninterest-bearing demand deposits	464,958			444,672
Other liabilities	28,651			28,257
Total liabilities	1,881,217			2,011,275
Stockholders' equity	333,988			343,562
Total liabilities and stockholders' equity	$2,215,205			$2,354,837
Net interest income, FTE(1)		$68,055			$67,643
Net interest rate spread			4.51%			4.16%
Net interest margin, FTE(1)			4.63%			4.30%

(1)	Interest income and average yield/rate are presented on a FTE, non-GAAP, basis using the federal statutory income tax rate of 21%.
(2)	Nonaccrual loans are included in the average balance; however, no related interest income is recorded during the period of nonaccrual.
(3)	Interest on loans includes non-cash and accelerated purchase accounting accretion of $2.72 million and $4.26 million for the nine months ended September 30, 2019 and 2018, respectively.

CONDENSED CONSOLIDATED QUARTERLY NONINTEREST INCOME AND EXPENSE  (Unaudited)

	Three Months Ended					Nine Months Ended
	September 30,	June 30,	March 31,	December 31,	September 30,	September 30,
(Amounts in thousands)	2019	2019	2019	2018	2018	2019	2018
Noninterest income
Wealth management	$952	$884	$745	$854	$791	$2,581	$2,408
Service charges on deposits	3,785	3,699	3,408	3,850	3,803	10,892	10,883
Other service charges and fees	2,007	2,129	2,049	2,017	1,925	6,185	5,716
Insurance commissions	-	-	-	-	299	-	966
Net loss on sale of securities	-	(43)	-	-	(618)	(43)	(618)
Net FDIC indemnification asset amortization	(719)	(516)	(552)	(579)	(645)	(1,787)	(1,602)
Other income	900	2,025	1,675	-	-	4,600	-
Other operating income	709	471	755	155	964	1,935	2,393
Total noninterest income	$7,634	$8,649	$8,080	$6,297	$6,519	$24,363	$20,146
Noninterest expense
Salaries and employee benefits	$9,334	$9,153	$9,166	$9,273	$8,983	$27,653	$27,417
Occupancy expense	1,042	1,082	1,153	1,134	1,075	3,277	3,408
Furniture and equipment expense	1,183	1,062	1,033	1,004	985	3,278	2,976
Service fees	1,466	1,231	1,030	1,047	1,134	3,727	2,813
Advertising and public relations	795	513	524	550	478	1,832	1,461
Professional fees	548	328	414	356	337	1,290	1,074
Amortization of intangibles	251	249	246	254	261	746	785
FDIC premiums and assessments	-	150	168	209	234	318	697
Loss on extinguishment of debt	-	-	-	-	1,096	-	1,096
Merger, acquisition, and divestiture expense	592	-	-	-	-	592	-
Goodwill impairment	-	-	-	-	1,492	-	1,492
Other operating expense	2,233	2,883	3,051	3,539	2,056	8,167	9,188
Total noninterest expense	$17,444	$16,651	$16,785	$17,366	$18,131	$50,880	$52,407

CONDENSED CONSOLIDATED QUARTERLY BALANCE SHEETS (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands, except per share data)	2019	2019	2019	2018	2018
Assets
Cash and cash equivalents	$182,458	$156,478	$148,546	$76,873	$73,679
Debt securities available for sale	115,537	119,076	132,597	153,116	163,593
Debt securities held to maturity	-	-	-	25,013	25,047
Loans held for investment, net of unearned income
Noncovered	1,679,958	1,705,408	1,719,905	1,756,269	1,770,426
Covered	14,158	15,520	17,475	18,815	20,483
Allowance for loan losses	(18,493)	(18,540)	(18,243)	(18,267)	(18,256)
Loans held for investment, net	1,675,623	1,702,388	1,719,137	1,756,817	1,772,653
FDIC indemnification asset	3,458	4,020	4,578	5,108	5,653
Premises and equipment, net	48,521	48,262	46,636	45,785	45,537
Other real estate owned, noncovered	2,528	3,810	3,903	3,806	4,754
Other real estate owned, covered	-	152	152	32	44
Interest receivable	4,842	5,317	5,227	5,481	5,374
Goodwill	92,744	92,744	92,744	92,744	94,287
Other intangible assets	4,280	4,532	4,780	5,026	5,366
Other assets	75,056	75,248	84,035	74,573	73,701
Total assets	$2,205,047	$2,212,027	$2,242,335	$2,244,374	$2,269,688

Liabilities
Deposits
Noninterest-bearing	$472,478	$480,573	$479,299	$459,550	$463,945
Interest-bearing	1,364,374	1,367,465	1,399,138	1,396,200	1,411,906
Total deposits	1,836,852	1,848,038	1,878,437	1,855,750	1,875,851
Securities sold under agreements to repurchase	1,863	3,083	3,700	29,370	30,151
Interest, taxes, and other liabilities	28,969	27,220	27,096	26,397	25,284
Total liabilities	1,867,684	1,878,341	1,909,233	1,911,517	1,931,286

Stockholders' equity
Common stock(2)	15,580	15,633	15,818	16,007	21,382
Additional paid-in capital(2)	108,222	109,816	115,914	122,486	229,182
Retained earnings	213,866	208,618	202,103	195,793	189,902
Treasury stock, at cost(2)	-	-	-	-	(99,247)
Accumulated other comprehensive loss	(305)	(381)	(733)	(1,429)	(2,817)
Total stockholders' equity	337,363	333,686	333,102	332,857	338,402
Total liabilities and stockholders' equity	$2,205,047	$2,212,027	$2,242,335	$2,244,374	$2,269,688

Shares outstanding at period-end	15,579,740	15,633,388	15,818,368	16,007,263	16,390,502
Book value per common share	$21.65	$21.34	$21.06	$20.79	$20.65
Tangible book value per common share(1)	15.43	15.12	14.89	14.69	14.57

(1)	A non-GAAP financial measure defined as stockholders' equity less goodwill and other intangible assets, divided by shares outstanding
(2)	In accordance with the Company's reincorporation from Nevada to Virginia on October 2, 2018, treasury stock is not recognized.

SELECTED CREDIT QUALITY INFORMATION (Unaudited)

	September 30,	June 30,	March 31,	December 31,	September 30,
(Amounts in thousands)	2019	2019	2019	2018	2018
Allowance for Loan Losses
Beginning balance	$18,540	$18,243	$18,267	$18,256	$19,583
Provision for loan losses charged to operations	675	1,585	1,220	908	495
Charge-offs	(964)	(2,114)	(1,622)	(1,282)	(2,177)
Recoveries	242	826	378	385	355
Net charge-offs	(722)	(1,288)	(1,244)	(897)	(1,822)
Ending balance	$18,493	$18,540	$18,243	$18,267	$18,256

Nonperforming Assets
Non-covered nonperforming assets
Nonaccrual loans	$16,701	$16,368	$18,544	$19,583	$20,542
Accruing loans past due 90 days or more	107	37	156	58	46
Troubled debt restructurings ("TDRs")(1)	668	821	835	161	189
Total non-covered nonperforming loans	17,476	17,226	19,535	19,802	20,777
OREO	2,528	3,810	3,903	3,806	4,754
Total non-covered nonperforming assets	$20,004	$21,036	$23,438	$23,608	$25,531

Covered nonperforming assets
Nonaccrual loans	$243	$203	$237	$322	$330
Total covered nonperforming loans	243	203	237	322	330
OREO	-	152	152	32	44
Total covered nonperforming assets	$243	$355	$389	$354	$374

Additional Information
Performing TDRs(2)	$5,635	$5,676	$5,654	$6,266	$6,953
Total Accruing TDRs(3)	6,303	6,497	6,489	6,427	7,142

Non-covered ratios
Nonperforming loans to total loans	1.04%	1.01%	1.14%	1.13%	1.17%
Nonperforming assets to total assets	0.91%	0.96%	1.05%	1.06%	1.14%
Non-PCI allowance to nonperforming loans	105.82%	107.63%	93.39%	92.25%	87.87%
Non-PCI allowance to total loans	1.10%	1.09%	1.06%	1.04%	1.03%
Annualized net charge-offs to average loans	0.17%	0.30%	0.29%	0.20%	0.41%

Total ratios
Nonperforming loans to total loans	1.05%	1.01%	1.14%	1.13%	1.18%
Nonperforming assets to total assets	0.92%	0.97%	1.06%	1.07%	1.14%
Allowance for loan losses to nonperforming loans	104.37%	106.37%	92.27%	90.77%	86.49%
Allowance for loan losses to total loans	1.09%	1.08%	1.05%	1.03%	1.02%
Annualized net charge-offs to average loans	0.17%	0.30%	0.29%	0.20%	0.40%

(1)	Accruing TDRs restructured within the past six months or nonperforming
(2)	Accruing TDRs with six months or more of satisfactory payment performance
(3)	Accruing total TDRs